Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

UNUSUAL MACHINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Unusual Machines, Inc.

4677 L B McLeod Road, Suite J

Orlando, FL 32811

720-383-8983

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 1, 2025

To the Stockholders of Unusual Machines, Inc.:

We are pleased to invite you to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 11:00 AM, Eastern Time on December 1, 2025. The Annual Meeting will be held virtually via live webcast and no in person meeting will be held. The Annual Meeting is being held to:

1. Elect five directors for a one-year term expiring at the next annual meeting of stockholders;

2. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

We may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on October 6, 2025 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on December 1, 2025

The Notice, Proxy Statement, and 2025 Annual Report on Form 10-K are available at www.proxyvote.com.

This year, our Annual Meeting will be accessible exclusively via live webcast and no in person meeting will be held. You can attend our Annual Meeting by joining www.virtualshareholdermeeting.com/UMAC2025. To be admitted to the Annual Meeting, you must have the control number found on your proxy card or voting instruction form. We believe that hosting a virtual Annual Meeting this year is in the best interest of the Company and its stockholders since a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ Allan Evans
Allan Evans
Chief Executive Officer

October [__], 2025

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Unusual Machines, Inc.

4677 L B McLeod Road, Suite J

Orlando, FL 32811

(720) 383-8983

2025 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Unusual Machines, Inc., a Nevada corporation (“Unusual Machines” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2025 Annual Meeting of Stockholders of Unusual Machines (the “Annual Meeting”) to be held at 11:00 AM, Eastern Time on December 1, 2025. The Annual Meeting will be a virtual meeting via live webcast and no in person meeting will be held. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the Annual Meeting by visiting www.proxyvote.com. The Notice of Internet availability of proxy materials is first being mailed to our stockholders on or about October [__], 2025.

Who is entitled to vote?

Our Board has fixed the close of business on October 6, 2025 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 33,101,445 shares of common stock issued, outstanding and entitled to vote. Each share of Unusual Machines common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, there were no shares of preferred stock issued and outstanding.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Unusual Machines.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting. This year the Annual Meeting will be held entirely virtually via live webcast and no in person meeting will be held.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

•	Visit www.virtualshareholdermeeting.com/UMAC2025 to access the live webcast;

•	Stockholders can vote electronically and submit questions online while attending the Annual Meeting; To be admitted to the Annual Meeting, you must enter the control number found on your proxy card or voting instruction form;

•	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.proxyvote.com.

Stockholders may vote and submit questions while attending the virtual Annual Meeting.

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How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is on your proxy card.

2.	By phone. Call 1-800-690-6903 and follow the instructions on your proxy card.

3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	In person: You may vote in person by attending the virtual Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

If your shares are held in street name, you may vote:

1.	By Internet. The website address for Internet voting is on your voting instruction form provided by your bank, broker, or similar organization.

2.	By mail. Mark, date, sign and mail promptly the enclosed voting instruction form provided by your bank or broker.

3.	In person: You may vote in person by attending the virtual Annual Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when one-third of the outstanding voting power of the outstanding shares of all classes or series of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Unusual Machines are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Unusual Machines is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors	Plurality

2.	Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the five director nominees who receive the highest number of votes “FOR” their election are elected.

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Adjournment of the Annual Meeting. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposal 2, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable

2.	Adjournment of the Annual Meeting	Against

Abstentions will have the same effect as a vote “AGAINST” Proposal 2. Withheld votes will not have any effect on Proposal 1.

What if I am a record holder and sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange (the “NYSE”), regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

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The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non- Vote*

1.	Election of directors	No	None

2.	Adjournment of the Annual Meeting	Yes	N/A

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposal 2 is considered a “routine” proposal, while Proposal 1 is considered a “non-routine” proposal. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposal 1. Broker non-votes do not count as a vote “FOR” or “AGAINST” Proposal 1, and because the voting standard required for Proposal 2 is the majority of shares present and entitled to vote on the matter, broker-non votes will likewise have no impact on the outcome of that proposal. For Proposal 2, while broker discretionary voting is permitted under the rules and regulations of the New York Stock Exchange (“NYSE”), an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposal 2 for some or all instances in which a beneficial stockholder declines to provide instructions for voting his, her, or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Unusual Machines bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Unusual Machines a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Unusual Machines, Inc., 4677 L B McLeod Road, Suite J, Orlando, Florida 32811.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing the Proxy Materials?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Unusual Machines. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.] We have retained Innisfree M&A Incorporated to assist in proxy solicitation for an estimated fee of $18,000 plus disbursements, reasonable out of pocket expenses and varying fees per investor communication. If you have any questions or require any assistance in voting your shares, please call Innisfree M&A Incorporated at 877-800-5186.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Allan Evans and Brian Hoff, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

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What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the proxy materials, or if you hold Unusual Machines stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 4677 L B McLeod Road, Suite J, Orlando, Florida 32811.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ Rights?

Dissenters’ rights are not available to Unusual Machines stockholders with any of the proposals brought before the Annual Meeting.

Can a Stockholder Present a Proposal to Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2025 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

•	For a stockholder proposal to be considered for inclusion in Unusual Machines’ Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than [__], 2026, which is 120 calendar days prior to the anniversary date Unusual Machine’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with Securities and Exchange (“SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. Your notice must contain the specific information set forth in our Bylaws. For a stockholder nomination that is intended to be included in Unusual Machines’ Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written notice no earlier than 120 days and no later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Per Rule 14a-8 a stockholder proposal must be received by our Corporate Secretary not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send its proxy materials. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 4677 LB McLeod Road, Suite J, Orlando, Florida 32811.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election of directors (Proposal 1), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Stockholders Vote “FOR” Proposals 1 and 2.

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PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at five. The Board currently consists of five directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the five individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Unusual Machines. All of the nominees have consented to serve if elected by our stockholders.

Name	Age	Position
Dr. Allan Evans	42	Chief Executive Officer, Chairman, and Director
Cristina A. Colón, Esq.	37	Director
Robert Lowry	66	Director
Sanford Rich	67	Director
Jeffrey Thompson	61	Director

Director Nominees Biographies

Dr. Allan Evans, Chief Executive Officer and Chairman of the Board of Directors

Dr. Allan Evans was appointed to serve as the Chief Executive Officer and a director of the Company effective December 4, 2023. Prior to becoming our Chief Executive Officer, Dr. Evans was the Chief Operating Officer of Red Cat from January 2021 to November 2023 and was the Chief Executive Officer of Fat Shark. Dr. Evans is a serial entrepreneur with a history of founding and leading technological innovation. He has extensive experience in overseeing different emerging technologies. From August 2017 to October 2020, Dr. Evans served as a board member for Ballast Technologies, a company that specialized in technology for location-based entertainment. In November 2012, he co-founded Avegant, a technology company focused on developing next generation display technology to enable previously impossible augmented reality experiences. He led design, development, and initial production of the Glyph head mounted display and oversaw technology research and patent strategy while serving as Chief Technology Officer of Avegant until 2016. Dr. Evans has 47 pending or issued patents that cover a range of technologies from implantable medical devices to mixed reality headsets. Academically, his work has an h-index of 15, an i-index of 28, and has been cited in more than 1,000 publications. He has extensive experience with new technologies, engineering, business development, and corporate strategy, and his expertise in these areas strengthens the Company’s collective knowledge and capabilities.

Dr. Evans’ management and public company experience, his experience in the drone business and his role as Chief Executive Officer of the Company, led to his appointment as a director.

Cristina A. Colón, Esq., Director

Ms. Colón has a served as a director of the Company since August 2022. Ms. Colón is a practicing attorney in Puerto Rico and Florida and has been the owner of Cinmarc & Associates LLC, a public housing consulting firm, since 2018 and has served as its President since August 2021. Ms. Colón has also been the owner/operator Café de La Plaza, a restaurant located in Palmas del Mar, Puerto Rico, since 2009. From 2019 to 2021, Ms. Colón served as an investor relations specialist at OptimizeRX, a medical technology company. Ms. Colón’s experience in corporate law and investor relations for publicly traded companies led to her appointment as a director.

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Robert Lowry, Director

Mr. Lowry has served as a director of the Company since August 2022. Mr. Lowry has been the owner of Sebring Assisted Living Facility since 1998, and the owner of Homestead Assisted Living Facility since 2007. Mr. Lowry’s experience as a business entrepreneur and his experience in operational finance led to his appointment as a director.

Sanford Rich, Director

Mr. Rich serves as director and Audit Committee member of the Company since January 31, 2024. Since March 2012, Mr. Rich has served as a director of Aspen Group, Inc. and since November 29, 2019, as Audit Committee Chairman. From August 2, 2017 to June 23, 2019, Aspen Group, Inc. had its common stock listed on the Nasdaq Capital Market and from June 24, 2019 to March 23, 2023, Aspen Group, Inc. had its common stock listed on Nasdaq Global Market, after which it voluntarily withdrew to focus on its core business and save money. Since January 2016, Mr. Rich has served as the Executive Director of the New York City Board of Education Retirement System. Mr. Rich also serves as a member of the Investor Advisory Group of the PCAOB for a term from June 1, 2022 to December 31, 2026. From November 2012 to January 2016, Mr. Rich served as the Chief of Negotiations and Restructuring for the Pension Benefit Guaranty Corporation (a United States Government Agency). Mr. Rich was selected as a director for his 40 years of experience in the financial sector and his experience serving on the audit committees of public companies.

Jeffrey Thompson, Director

Mr. Thompson has served as a director of the Company since inception in 2019. He served as the Company’s principal executive officer from inception until April 2022. Mr. Thompson has been President and Chief Executive Officer of Red Cat since May 15, 2019. In 2016, Mr. Thompson founded Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft, and served as its Chief Executive Officer until May 15, 2019 when it was acquired by Red Cat. Mr. Thompson’s management and public company experience, his experience in the drone business and his role as President and Chief Executive Officer of Red Cat, led to his appointment as a director.

EXECUTIVE OFFICERS

Name	Age	Position
Dr. Allan Evans	42	Chief Executive Officer and Director
Brian Hoff	39	Chief Financial Officer
Andrew Camden	35	Chief Operating Officer

Set forth below is a brief biographical description of each of our officers who are not previously described above, including their business experience and director positions held currently or at any time during the last five years.

Brian Hoff, Chief Financial Officer

Mr. Hoff has served as the Company’s Chief Financial Officer since November 2022. Prior to that, he served as the Chief Financial Officer of Auddia, Inc. (Nasdaq: AUUD), a technology company focused on audio media, from April 2021 to October 2022. He served as Vice President and Controller at STACK Infrastructure, a digital infrastructure company, from October 2019 to April 2021, and as Controller at Coalfire, a cybersecurity company, from November 2011 until October 2019.

Andrew Camden, Chief Operating Officer

Mr. Camden, who became our Chief Operating Officer on March 4, 2024, has been President of Rotor Riot since 2018. Prior to that, he worked for four years as an Engineer for General Motors.

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CORPORATE GOVERNANCE

Composition of our Board of Directors

Our Board of Directors currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Director Independence

Our Board has determined that all of our present directors are independent, in accordance with standards under the NYSE Listing Rules, other than Dr. Evans and Mr. Thompson. Our Board determined that, under the NYSE Listing Rules, Dr. Evans is not an independent director because he is the Chief Executive Officer of the Company. It has also been determined that Mr. Thompson is not an independent director, having previously been Chief Executive Officer of the Company in the last three years.

Our Board has determined that Mr. Lowry, Mr. Rich, and Ms. Colón are independent under the NYSE Listing Rules’ independence standards for Audit Committee members. Our Board has also determined that they are independent under the NYSE Listing Rules independence standards for Compensation Committee members and for Governance and Nominating committee members.

Committees of the Board

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee. These committees regularly report on their activities and actions to the Board. Copies of the charters of our three standing committees are located on our website at: https://www.unusualmachines.com/corporate-governance/governance-documents/.

Board and Committee Meetings

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2024.

Our Board held a total of 13 meetings during 2024. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings.

During 2024, our Audit Committee held a total of 5 meetings, our Corporate Governance and Nominating Committee did not hold any meetings, and the Compensation Committee held a total of 3 meetings.

Audit Committee

The Audit Committee currently consists of Mr. Rich (Chair), Mr. Lowry, and Ms. Colón. Each member of the Audit Committee is an independent director as defined by the rules of the SEC and NYSE American. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management all matters relating to the annual audit of the Company.

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee also meets with our auditors to review the results of their audit and review of our annual and interim financial statements.

The Audit Committee plans to meet at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements and meets from time to time to discuss general corporate matters.

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Audit Committee Financial Expert

Our Board determined that Mr. Rich is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC, in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The Compensation Committee currently consists of Mr. Lowry (Chair), Ms. Colón, and Mr. Rich each of whom are independent directors. Among other things, the Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s Equity Incentive Plan (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

In addition, subject to existing agreements, the Compensation Committee is authorized to determine the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It may set performance targets for determining periodic bonuses payable to executive officers. It is also authorized to review and make recommendations to the Board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full Board.

The Compensation Committee also reviews and makes recommendations with respect to shareholder proposals related to compensation matters.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Nominating Committee”) consists of Ms. Colón (Chair), Mr. Lowry, and Mr. Rich, each of whom meets the independence requirements of all other applicable laws, rules and regulations governing director independence, as determined by the Board.

The Nominating Committee has the authority to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; recommend to the Board the director nominees for the next annual meeting of shareholders at which directors are to be elected; recommend to the Board candidates to fill any vacancies on the Board; develops, recommend to the Board, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the Board and management.

It is authorized to consider and recruit candidates to fill positions on the Board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the Board or otherwise. The Nominating Committee has the authority to conduct, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the Nominating Committee.

In selecting and recommending candidates for election to the Board or appointment to any committee of the Board, the Nominating Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the Nominating Committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity as required by the NYSE Rules; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the Board (including its size and structure).

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The Nominating Committee will develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s shareholders and procedures for submission by shareholders of director nominee recommendations.

The Nominating Committee oversees the evaluation of the Board and management. It also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company, which the Nominating Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Nominating Committee is empowered to investigate any matter brought to its attention.

Board Leadership Structure

Allan Evans serves as the Chairman of the Board and actively interfaces with management, the Board and counsel regularly. We believe that Dr. Evans’s experience as an entrepreneur and Chief Executive Officer of a drone company will help the Company with the challenges faced by us at this stage as well as implementing our business and marketing plans, integrating acquisitions, continuing and managing our growth. We believe that Dr. Evans, Mr. Thompson and the other members of the Board will assist the Company’s management with both the operational aspects as well as the strategic aspects of our business.

Board Risk Oversight

The Company’s risk management function is overseen by the Board. The Company’s management keeps the Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Allan Evans, Chairman of the Board, works closely together with the other members of the Board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, the Company’s independent directors may conduct the assessment. Presently, the primary risks affecting us are our liquidity and continued revenue growth to obtain positive cash flow.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past 10 years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K of the SEC.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. We will provide a copy, without charge, to anyone that requests a copy of our Code of Ethics in writing by contacting 4677 LB McLeod Road, Suite J, Orlando, FL 32811, Attention: Corporate Secretary.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

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Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

Our Board has adopted a policy relating to recovery of erroneously awarded compensation (a “Clawback Policy”) in accordance with the rules of the New York Stock Exchange, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required). Our Clawback Policy is filed as Exhibit 97.1 to the Annual Report on Form 10-K for the year ended December 31, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2023, to which we were a party or will be party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest. As permitted by the SEC rules, discussion of employment relationships or transactions involving the Company’s executive officers and directors, and compensation solely resulting from such employment relationships or transactions, or service as a director of the Company, as the case may be, has been omitted to the extent disclosed in the Executive Compensation or the Director Compensation section of this proxy statement, as applicable.

On May 7, 2025, Allan Evans, the Company’s Chief Executive Officer and Sanford Rich, Robert Lowry and Cristina Colón, each a member of the Company’s Board, invested an aggregate of $420,000 in a confidentially marketed public offering.

In November 2024, the Company entered into and received a purchase order with Teal Drones, Inc. a wholly owned subsidiary of Red Cat to provide goods and services to a customer in which Teal Drones is a prime contractor and the Company is a subcontractor. Red Cat is a related party as Jeff Thompson is the Chief Executive Officer of Red Cat and is also on the Board of Directors of Unusual Machines. The Company recognized $155,000 in revenue related to the related party contract during the year ended December 31, 2024 and the remaining $55,000 in revenue during the six months ended June 30, 2025. The total value of the contract between Unusual Machines and Red Cat is $250,000.

On October 30, 2024, Allan Evans, the Company’s Chief Executive Officer and Sanford Rich and Robert Lowry, each a member of the Company’s Board, invested an aggregate of $250,000 in the Private Placement on identical terms to the other Investors.

On April 30, 2024 (“Grant Date”), the Company’s Board approved the Company entering into a two-year Consulting Agreement with the Consultant for the services of our Chief Executive Officer, Dr. Allan Evans, whereby the Consultant agreed to cause Dr. Evans to perform his services as the Company’s Chief Executive Officer and the Consultant is compensated on behalf of Dr. Evans by the Company in connection with his performance of such services. See “Executive Compensation – Employment Agreements.” The Agreement allows Dr. Evans to receive favorable tax benefits as a resident of the Commonwealth of Puerto Rico who will perform such services in Puerto Rico.

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In February 2024, the Company completed the acquisitions to purchase Fat Shark and Rotor Riot from Red Cat. Jeffrey Thompson is the founder and current Chief Executive Officer of Red Cat. Mr. Thompson is also the founder, prior Chief Executive Officer and current member on the Board of Unusual Machines. Prior to the acquisition, Mr. Thompson held 328,500 shares of Common Stock in Unusual Machines, which represented approximately 10% prior to the acquisition and IPO.

On December 8, 2023, our former Chief Executive Officer, Brandon Torres Declet, and the Company executed a termination agreement (the “Termination Agreement”) pursuant to which Mr. Declet received three months of salary severance and three months of medical and insurance premiums. In lieu of 603,208 RSUs that Mr. Declet was to be granted post IPO, Mr. Declet received 16,086 shares of our Common Stock in January 2024.

In November 2022, we entered into the Purchase Agreement, as amended with Red Cat and Jeffrey Thompson, the Company’s former Chief Executive Officer and President and current director, pursuant to which, among other things, Mr. Thompson and the Company agreed to indemnification obligations, which shall survive for a period of nine months, subject to certain limitations, which includes a basket of $250,000 before any claim can be asserted and a cap equal to the value of 100,000 shares of our Common Stock owned by him to secure any indemnification obligations, which stock is our sole remedy, except for fraud. Our then Chief Executive Officer negotiated the terms of the Purchase Agreement on an arms’ length basis with Joe Freedman who was the head of Red Cat’s Special Committee. The transaction was ultimately approved by the Company’s and Red Cat’s Board. On March 8, 2023, a majority of the disinterested Red Cat shareholders approved the transactions contemplated in the Purchase Agreement in a special meeting. Mr. Thompson recused himself from such vote.

Related Party Transaction Policy

Pursuant to our Audit Committee Charter, as amended on October 3, 2024, our Audit Committee reviews all transactions on an ongoing basis for any potential conflicts of interest, and approves, if appropriate, all “Related Party Transactions” of the Company, namely those transactions required to be disclosed under Item 404 of SEC Regulation S-K.

EXECUTIVE COMPENSATION

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933 (the “Securities Act”). As an emerging growth company we are not required to provide a pay versus performance schedule under Item 402(v) of Regulation S-K promulgated by the SEC.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during 2024. Our named executive officers, or the Named Executive Officers, for the year ended December 31, 2024, are:

•	Allan Evans, our Chief Executive Officer;

•	Brandon Torres Declet, our former Chief Executive Officer; and

•	Brian Hoff, our Chief Financial Officer

•	Andrew Camden, our Chief Operating Officer

The term “named executive officer” means each of the Company’s principal executive officer, the two most highly paid executive officers with compensation exceeding $100,000 during the fiscal years ended December 31, 2024 and 2023, and two additional individuals for whom the foregoing would apply but for the fact that they were not executive officers of the Company as of December 31, 2024.

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Unusual Machines Summary Compensation Table For The

Years Ended December 31, 2024 and 2023

The following table contains information about the compensation paid to or earned by each Named Executive Officer for the two most recently completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)	Option Awards ($)(6)	All Other Compensation ($)	Total ($)
Allan Evans (1)	2024	250,000	131,000	733,600	–	–	1,114,600
Chief Executive Officer	2023	20,833	–	–	–	–	20,833

Brandon Torres Declet (2)	2024	–	–	–	–	–	–
Former Chief Executive Officer	2023	229,167	–	64,344	–	62,500	356,011

Brian Hoff (3)	2024	250,000	121,220	449,600	–	–	820,820
Chief Financial Officer	2023	250,000	–	–	–	–	250,000

Andrew Camden (4)	2024	167,094	6,678	158,000	–	–	331,772
Chief Operating Officer	2023	90,000	–	–	–	–	90,000

________________________

(1)	Dr. Evans was appointed Chief Executive Officer in December 2023. On April 30, 2024, Dr. Evans consulting company, 8 Consulting, LLC entered into a two-year Management Services Agreement to serve as the Company’s Chief Executive Officer.

(2)	Mr. Declet was appointed Chief Executive Officer in May 2022 and resigned from the Board and as Chief Executive Officer in November 2023. Mr. Declet executed a termination agreement pursuant to which he received three months of salary as severance and three months of medical and insurance premiums. Mr. Declet received 16,086 shares of our Common Stock with a value of $4 per share.

(3)	Mr. Hoff was appointed Chief Financial Officer in November 2022.

(4)	Mr. Camden was appointed Chief Operating Officer in March 2024. Prior to that, Mr. Camden was the President of Rotor Riot and his 2023 compensation is based on his employment with Red Cat and Rotor Riot prior to the completion of our IPO and acquisitions in February 2024.

(5)	Amounts reflect the aggregate grant date fair value of restricted share grants computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 included in our consolidated financial statements. There can be no assurance that unvested awards will vest.

(6)	Option awards are valued in accordance with ASC 718, Compensation – Stock Compensation. Fair value is determined based on the Black-Scholes Model using inputs reflecting our estimates of expected volatility, term, discount rates, and dividend expectations. Compensation expense is recognized based on the vesting terms of the award.

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Outstanding Equity Awards at December 31, 2024

The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2024. All of the below awards were issued under the Company’s 2022 Equity Incentive Plan.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Allan Evans*	4/30/2024	77,089(2)	$1,296,637
	05/02/2024	6,466(3)	108,758
	11/05/2024	–	–

Brian Hoff	04/30/2024	46,248(4)	$777,891
	11/05/2024	–	–

Andrew Camden	4/30/2024	7,899(5)	$132,861
	11/05/2024	–	–

____________________

*	Awarded to 8 Consulting, LLC
(1)	The market value of shares or units of stock that have not yet vested is based on our stock price as of December 31, 2024.
(2)	Represents shares of restricted common stock which vest pro rata through February 14, 2025.
(3)	Represents shares of restricted common stock which vest pro rata through February 14, 2025.
(4)	Represents shares of restricted common stock which vest pro rata through February 14, 2025.
(5)	Represents shares of restricted common stock which vest pro rata through February 14, 2025.

Employment Agreements

Employment Agreement relating to Dr. Allan Evans, Chief Executive Officer

On November 27, 2023, the Company and Dr. Allan Evans entered into an Offer Letter (the “Offer Letter”) under which Dr. Evans agreed to serve as the Company’s Chief Executive Officer effective December 4, 2023.

On April 30, 2024, the Company’s Board approved the Company entering into a two-year Management Services Agreement (the “Agreement”) with 8 Consulting LLC (the “Consultant”) for the services of our Chief Executive Officer, Dr. Allan Evans, whereby the Consultant agreed to cause Dr. Evans to perform his services as the Company’s Chief Executive Officer and the Consultant will be compensated on behalf of Dr. Evans by the Company in connection with his performance of such services. The Agreement allows Dr. Evans to receive favorable tax benefits as a resident of the Commonwealth of Puerto Rico who will perform such services in Puerto Rico. Pursuant to the Agreement, Dr. Evans will perform the duties and responsibilities that are customary for a chief executive officer of a public company that either have revenues similar to the Company on a pro forma basis as reflected in the Prospectus filed with the SEC on February 15, 2024, or if pre-revenues, are an active and on-going business that are performing pre-revenue activities. The Consultant agreed to cause Dr. Evans, as Chief Executive Officer, (i) to undertake primary responsibility for managing all aspects of the Company and overseeing the preparation of all reports, registration statements and other filings required filed by the Company with the SEC and executing the certifications required the Sarbanes Oxley Act of 2002 and the rules of the SEC as the principal executive officer of the Company; (ii) attend investor meetings and road shows in connection with the Company’s fundraising and investor relations activities; (iii) to report to the Company’s Board; (iv) to perform services for such subsidiaries of the Company as may be necessary.

The Consultant receives a $250,000 fee per year payable in monthly installments. In addition, the Consultant was granted 488,000 fully vested shares of restricted Common Stock. The fair value of the shares was $585,600 based on the $1.20 quoted trading price on the Grant Date and will be recognized over the service period (see below). The grant of restricted common stock was made under the Company’s 2022 Equity Incentive Plan. The Company and Dr. Evans previously entered into an Offer Letter dated November 27, 2023, under which he would serve as the Company’s Chief Executive Officer effective as of December 4, 2023. The Agreement terminates and replaces the Offer Letter dated November 27, 2023.

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Employment Agreement with Brian Hoff, Chief Financial Officer

The Employment Agreement with Mr. Hoff effective November 1, 2022 provides that he will serve as the Chief Financial Officer of the Company on an at will basis. In August 2023, the Employment Agreement was amended (the “First Hoff Amendment”) to increase the percentage of RSUs from 1% to 3% (as discussed below). Pursuant to his Employment Agreement, Mr. Hoff receives an annual base salary of $250,000. In addition, Mr. Hoff’s Employment Agreement entitles him to the following:

•	Eligibility to earn an annual bonus of 50% of his annual base salary based on key performance indicators, as set forth in a bonus plan that is to be established, approved, administered and determined by the Board and the Chief Executive Officer.

•	A cash and/or equity bonus of up to $125,000 including the bonus he received following the acquisition of Fat Shark and Rotor Riot.

•	A cash bonus and/or equity bonus equal to up to $125,000 upon the completion of a capital raise event, defined as a second offering, a private placement offering, an at-the-market offering, a private investment in public equity offering.

•	A grant of RSUs equal to 3% of the outstanding Common Stock of the Company (after giving effect to the First Hoff Amendment). The RSUs vested following the Closing of the IPO.

Additionally, under his Employment Agreement, if Mr. Hoff is terminated by the Company without Cause or terminates his employment for Good Reason, he will be entitled to six months’ annual base salary and COBRA premiums, as well as accelerated vesting of 100% of the then unvested RSUs, if applicable.

For this purpose, Good Reason is generally defined as (i) any reduction in his base salary, (ii) any material diminution of his authorities, titles or offices, (iii) being required to report to anyone other than the Chief Executive Officer, (iv) a request by the Company to relocate, or (v) material breach of his Employment Agreement without cure after 30 days’ written notice.

Cause is generally defined as (i) failure to perform his material duties under the Employment Agreement, following 30 days’ written notice without cure, (ii) willful misconduct or gross negligence or breach of a fiduciary duty owed to the Company, (iii) conviction of our guilty pleas to a felony or other criminal offense involving moral turpitude, (iv) any act or omission involving dishonesty, disloyalty, or fraud causing or reasonably expected to cause significant economic harm to the Company, or (v) material breach of his Employment Agreement without cure after 30 days’ written notice.

Employment arrangement with Andrew Camden, Chief Operating Officer

Our Board appointed Mr. Camden, Chief Operating Officer on March 4, 2024, and agreed to pay him a salary of $150,000 per year. In September 2024, the Compensation Committee approved increasing Mr. Camden’s salary to $200,000.

DIRECTOR COMPENSATION

Compensation of Directors

In the year ended December 31, 2024, non-employee directors were compensated for as follows:

Name*	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Cristina A. Colón, Esq.	32,500	65,000	97,500
Robert Lowry	32,500	65,000	97,500
Sanford Rich	32,500	65,000	97,500
Jeffrey Thompson	30,000	60,000	90,000

(1)	Represents cash fees paid, accrued or earned for serving as directors and in Board committee roles.

(2)	Represents restricted common stock. Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures granted to the non-employee directors during 2024, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the directors.

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All shares of restricted stock held by each of our non-employee directors were issued for services completed and were immediately vested upon grant. There were no unvested shares of restricted stock held by our non-employee directors as of December 31, 2024.

Policies and Practices for Equity Grants

While the granting equity awards to officers, directors and other employees is not expressly addressed in our Insider Trading Policy, the Company follows the same principles set forth in such Policy when granting equity awards, including stock and option awards, to its officers, directors and other employees with access to material non-public information. Generally the Board or Compensation Committee does not approve grants of such awards during a blackout period, and does not take material non-public information into account when determining the timing and terms of such an award. Further, the Company does not have a policy or practice of timing the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Narrative Description of Director Compensation

Our non-employee directors did not receive any cash or equity compensation from the Company for the year ended December 31, 2023.

Following our February 2024 initial public offering, our Board approved compensation for our non-employee directors. Our non-employee directors will receive annual aggregate compensation of $60,000 for service on the Board comprised of cash and equity grants. Additional compensation for the chairperson members as set forth below. All cash payments and equity grants will be made semi-annual in arrears. In addition, Board members received a one-time additional payment of two quarters of compensation for services rendered during 2023 in which they did not receive compensation.

•	Audit Committee Chair: $5,000

•	Compensation Committee Chair: $5,000

•	Nominating and Governance Committee Chair: $5,000

All equity grants issued to our non-employee directors will be granted under our Plan.

On February 3, 2025, the Board determined that for 2025 non-employee directors will be granted $90,000 payable in restricted Common Stock with the number of shares determined based upon the closing price of the Company’s Common Stock during each open window period with the first grant equal to two-quarters of compensation on May 19, 2025 using the May 19th closing price to determine the number of shares, the second quarter grant equal to 25% of the total using the August 19, 2025 closing price and the final grant of restricted stock using the November 19, 2025 closing price with all grants vested and the grants subject to continued service as of the grant date and execution of the Company’s standard Restricted Stock Agreement.

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Outstanding Securities Under Equity Compensation Plans

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2024.

Name Of Plan*	Number of securities to be issued upon exercise of outstanding options and stock awards	Weighted average exercise price of outstanding options and stock awards ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column
Equity compensation plans approved by security holders	480,000	0.85	617,341
Equity compensation plans not approved by security holders	–	–	–

The Company’s 2022 Equity Incentive Plan (the “Plan”) currently has 1,565,490 shares of Common Stock available for issuance as of the date of this Annual Report which includes the increase in total authorized shares for the 5% evergreen provision as of January 1, 2025 and the reduction of total authorized shares related to additional issuances since December 31, 2024.

The Plan contains an “evergreen” provision, pursuant to which the number of shares of Common Stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2025 and ending in 2032 equal to the lesser of (a) 5% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (b) such smaller number of shares of stock as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors; (iii) each of our Named Executive Officers; and (iv) all executive officers and directors as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder's address is c/o Unusual Machines, Inc., 4677 L B McLeod Rd., Suite J, Orlando Florida, 32811.

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The percentages below are calculated based on 33,101,445 shares of Common Stock issued and outstanding as of the Record Date of October 6, 2025.

Name and Address of Beneficial Owner	Title of Class	Amount of Shares Beneficially Owned (1)	Percentage of Beneficial Ownership (2)
Named Executive Officers and Directors:
Allan Evans (3)	Common Stock	1,130,228	3.4%
Brian Hoff	Common Stock	374,225	1.1%
Andrew Camden	Common Stock	189,750	0.6%
Jeffrey Thompson	Common Stock	337,460	1.0%
Sanford Rich (4)	Common Stock	216,031	0.7%
Robert Lowry (5)	Common Stock	157,943	0.5%
Cristina Colón	Common Stock	60,980	0.2%
All executive officers and directors as a group (7 persons)	Common Stock	2,466,617	7.5%
Other 5% Holders

N/A

(1)		Based upon the Company’s stock transfer records as of August 28, 2025, and Form 4s filed by certain named executive officers and directors with the SEC.

(2)		The numbers and percentages outstanding in these columns, exclude:

	(a)	682,600 shares of our Common Stock available for future issuance under the Company’s Plan, which includes shares of Common Stock deliverable under grants of RSUs since the underlying Common Stock cannot be delivered within 60 days of the date of this Proxy Statement to our executives.

	(b)	640,000 shares of our Common Stock issuable upon the exercise of warrants to a placement agent in connection with a public offering in May 2025, and 350,000 shares of our Common Stock issuable upon the exercise of warrants to a placement agent in connection with our registered direct offering in July 2025.

	(c)	Any shares that may be issued in connection with any “at the market” offering; and

	(d)	Future equity grants to our officers, employees, and independent directors.

(3)		Includes 65,789 shares of Common Stock issuable upon the exercise of warrants.

(4)		Includes 65,789 shares of Common Stock issuable upon the exercise of warrants.

(5)		Includes 32,895 shares of Common Stock issuable upon the exercise of warrants.

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PROPOSAL 2. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of a majority of the shares present and entitled to vote is required to approve this Proposal 2.

The Board recommends a vote “FOR” this Proposal 2.

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OTHER MATTERS

Unusual Machines has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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